UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT of
                              1934 (AMENDMENT NO. )

Filed by the Registrant   [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement               [  ]Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                              THE SOUTHERN COMPANY
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                                                        [LOGO]


                                   NOTICE OF
                                 ANNUAL MEETING
                                      2003

                                & PROXY STATEMENT

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PROXY STATEMENT
CONTENTS
-------------------------------------------------------------

Letter to Stockholders
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Notice of Annual Meeting of Stockholders -- May 28, 2003
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Proxy Statement                                                       1
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    General Information                                               1
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    Giving Voting Instructions                                        1
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    Revocation of Proxies                                             1
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    Electronic Delivery of Proxy Materials and Annual Report          1
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    Householding Information                                          1
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    Stockholder Proposals for the 2003 proxy materials                2
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    Cost of Proxy Solicitation                                        2
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Corporate Governance                                                  3
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    Company Organization                                              3
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    Director Compensation                                             3
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    Meetings of Non-Management Directors                              3
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    Director Independence                                             3
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    Committees of the Board                                           4
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        Audit                                                         4
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        Compensation & Management Succession                          4
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        Finance                                                       4
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        Governance                                                    4
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        Nuclear Oversight                                             5
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    Committee Charters                                                5
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    Director Attendance                                               5
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Stock Ownership Table                                                 6
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Matters to be Voted On                                                7
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    Item No. 1 -- Election of Directors                               7
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    Item No. 2 -- Ratification of By-Laws Amendments
     Permitting Book-Entry Shares                                    11
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    Item No. 3 -- Stockholder Proposal on Environmental
     Report                                                          12
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Audit Committee Report                                               14
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Compensation & Management Succession Committee Report                16
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    Committee Report                                                 16
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    Committee Interlocks                                             18
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Five-Year Performance Graph                                          19
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Other Information                                                    20
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    Section 16(a) Beneficial Ownership Reporting Compliance          20
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    Legal Proceedings                                                20
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    Certain Relationships and Related Transactions                   20
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Executive Compensation                                               21
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    Employment, Change in Control and Separation Agreements          21
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    Summary Compensation Table                                       22
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    Stock Options                                                    23
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    Option Exercises                                                 24
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    Pension Plan Table                                               25
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Appendix A -- Text of Amended By-Laws                                 i
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Appendix B -- Audit Committee Charter                               iii
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Appendix C -- Policy on Engagement of the Independent
              Auditor For Audit and Non-Audit Services               vi
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

--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS
-------------------------------------------------------------

[LETTER]

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS - MAY 28, 2003
-------------------------------------------------------------

--------------------------------------------------------------------------------
TIME AND DATE
--------------------------------------------------------------------------------

10:00 a.m., EDT, on Wednesday, May 28, 2003

--------------------------------------------------------------------------------
PLACE
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The Southern Pine at Callaway
U.S. Highway 18
Pine Mountain, Georgia 31822

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ITEMS OF BUSINESS
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(1) Elect 10 members of the Board of Directors;

(2) Ratifying amendments of the by-laws of the Company permitting book-entry shares for stock ownership purposes;

(3) Consider and vote upon a stockholder proposal, if presented at the meeting, as described in Item No. 3 of the Proxy Statement; and

(4) Transact other business properly coming before the meeting or any adjournments thereof.

--------------------------------------------------------------------------------
RECORD DATE
--------------------------------------------------------------------------------

Stockholders of record at the close of business on March 31, 2003, are entitled to attend and vote at the meeting.

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ANNUAL REPORT TO STOCKHOLDERS
--------------------------------------------------------------------------------

The Southern Company Annual Report to stockholders for 2002 is enclosed but is not a part of this mailing.

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VOTING
--------------------------------------------------------------------------------

Even if you plan to attend the meeting in person, please provide your voting instructions in one of the following ways as soon as possible:

(1) Internet -- use the Internet address on the proxy form

(2) Telephone -- use the toll-free number on the proxy form

(3) Mail -- mark, sign, and date the proxy form and return in the enclosed postage-paid envelope

BY ORDER OF THE BOARD OF DIRECTORS, TOMMY CHISHOLM, SECRETARY, APRIL 16, 2003

PROXY STATEMENT
--------------------------------------------

GENERAL INFORMATION
-------------------------------------------------------------

Q: HOW DO I GIVE VOTING INSTRUCTIONS?

A: You may attend the meeting and give instructions in person or by the Internet, by telephone, or by mail. Instructions are on the proxy form. The Proxies, named on the enclosed proxy form, will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q: CAN I CHANGE MY VOTE?

A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the Company's secretary before the meeting.

Q: WHO CAN VOTE?

A: All stockholders of record on the record date of March 31, 2003. On that date, there were 721,108,761 shares of Southern Company common stock outstanding and entitled to vote.

Q: HOW MUCH DOES EACH SHARE COUNT?

A: Each share counts as one vote, except votes for directors may be cumulative. Abstentions that are marked on the proxy form are included for the purpose of determining a quorum, but shares that a broker fails to vote are not counted toward a quorum. Neither is counted for or against the matters being considered.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY FORM?

A: You will receive a proxy form for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted. If you wish to consolidate multiple registered accounts, please contact Stockholder Services at (800) 554-7626.

Q: CAN THE COMPANY'S PROXY STATEMENT AND ANNUAL REPORT BE ACCESSED FROM THE
    INTERNET?

A: Stockholders may view the Proxy Statement and Annual Report on the Internet instead of receiving them by U.S. mail, each year. This choice will save the Company money by reducing printing and postage costs, and is friendlier to our environment. If you choose to access future Proxy Statements and Annual Reports online, you will continue to receive a proxy form in the mail. Future proxy forms will contain the website address and other necessary information to view the proxy materials and to submit your vote. Whether you receive your proxy materials in the mail or view them on the Internet, you will continue to have the option to vote on the Internet, by telephone, by mail, or in person at the Annual Meeting. If you wish to take advantage of this option, you may make this election when voting your proxy. If you vote on the Internet, simply respond to the question when prompted. If you vote by mail, please mark the appropriate box on your proxy form. You may also consent to suppressing the mailing of future Proxy Statements and Annual Reports by marking the appropriate box on a registered account statement or dividend check stub and mailing it to Stockholder Services.

    If you elect to view the proxy materials on the Internet and then change your mind, please contact Stockholder Services at (800) 554-7626.

Q: WHAT IS "HOUSEHOLDING"?

A: Certain beneficial owners of the Company's common stock, sharing a single address, may receive only one copy of the Proxy Statement and Annual Report unless the broker, bank, or nominee has received contrary instructions from any beneficial owner at that address. This practice -- known as householding -- is designed to reduce printing and mailing costs. If a beneficial owner does not wish to participate in householding, this year or in the future, he or she may contact Stockholder Services at (800) 554-7626 or at 270 Peachtree Street NW, Atlanta, Georgia 30303 and ask to receive a Proxy Statement or Annual Report. As noted earlier, beneficial owners may view the Proxy Statement and Annual Report on the Internet.

Q: WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE 2004 ANNUAL MEETING OF
    STOCKHOLDERS?

A: The deadline for the receipt of stockholder proposals to be considered for inclusion in the Company's proxy materials is December 18, 2003. They must be submitted in writing to Tommy Chisholm, Corporate Secretary, Bin 912, Southern Company, 270 Peachtree Street NW, Atlanta, Georgia 30303. Additionally, the proxy solicited by the Board of Directors for next year's meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting that is not included in the Company's proxy materials unless the Company is provided written notice of such proposal no later than March 2, 2004.

Q: WHO PAYS THE EXPENSE OF SOLICITING PROXIES?

A: The Company pays the cost of soliciting proxies. The officers or other employees of the Company or its subsidiaries may solicit proxies to have a larger representation at the meeting.

THE COMPANY'S 2002 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO TOMMY CHISHOLM, CORPORATE SECRETARY, BIN 912, SOUTHERN COMPANY, 270 PEACHTREE STREET NW, ATLANTA, GEORGIA 30303.

--------------------------------------------------------------------------------

CORPORATE GOVERNANCE
-------------------------------------------------------------

COMPANY ORGANIZATION

Southern Company is a holding company managed by a core group of officers and governed by a Board of Directors that has been set at 10 members. The nominees for election as directors consist of nine non-employees and one executive officer of the Company.

DIRECTOR COMPENSATION

Only non-employee directors are compensated for Board service. The pay components are:

     ANNUAL RETAINERS:
/ / $40,000 if first elected as a director before 1997, of which $10,000 is deferred in shares of Company common stock until Board membership ends

/ / $49,000 if first elected as a director in 1997 or later, of which $19,000 is deferred in shares of Company common stock until Board membership ends

/ /  $5,000 if serving as chairman of a Board committee

     EQUITY GRANTS:
/ / 1,000 additional shares of Company common stock in quarterly grants of 250 shares are deferred until Board membership ends

     MEETING FEES:
/ / $1,250 for each Board meeting attended (in person or participation by telephone)

/ / $2,000 for each committee meeting attended on a day on which the Board does not meet

/ / $1,000 for a committee meeting attended on a day that the Board meets

/ /  $1,000 for participation in a committee meeting by telephone

Directors may elect to defer up to 100 percent of their compensation until membership on the Board ends.

There is no pension plan for non-employee directors.

MEETINGS OF NON-MANAGEMENT DIRECTORS

Non-management Directors meet in executive session without any members of management being present on the day of a regular Board meeting. There are five regular Board meetings, each year. There is a presiding Director at each of these executive sessions. Mr. Bruce S. Gordon, chair of the Governance Committee, is the current presiding Director and will serve as presiding Director until the day of the 2004 Annual Meeting of Stockholders or until a successor is named by the non-management Directors. The presiding Director is selected from the chairs of the five standing committees. Written communications may be sent to Mr. Gordon or the non-management Directors as a group by directing it to Southern Company, Bin 912, 270 Peachtree Street, N.W., Atlanta, Georgia 30303.

DIRECTOR INDEPENDENCE

The Board has made the determination after reviewing any relationships as to materiality such as business, charitable and familial that existed in 2002 between a Director and the Company that each of the nine non-management Directors are independent.

COMMITTEES OF THE BOARD

     AUDIT COMMITTEE:

/ /  Members are Mr. Hardman, Chairman, Ms. Bern, Mr. James,
     Dr. Pate and Mr. Purcell. Mr. Purcell was elected to the
     Audit Committee on February 17, 2003.

/ /  Met 14 times in 2002

/ / Oversees the Company's financial reporting and audit processes, internal controls and legal, regulatory and ethical compliance

/ / Appoints the Company's independent auditors, approves their services and fees and reviews the scope and timing of their audits

/ / Reviews and discusses the Company's financial statements with management and the independent auditors, including critical accounting policies and practices, alternative financial treatments, proposed adjustments, control recommendations, significant management judgments and estimates, reporting or operational issues, changes in accounting principles and any disagreements with management

/ / Recommends the filing of the Company's annual financial statements with the Securities and Exchange Commission ("the
     SEC")

The Board has determined that the five members of the Audit Committee are independent as defined by the New York Stock Exchange listing standards and rules of the SEC promulgated pursuant to the Sarbanes-Oxley Act. The Board has determined that Mr. Purcell qualifies as an "audit committee financial expert" as defined by the SEC. The Board has amended the Audit Committee Charter (see Appendix B) to comply with the proposed changes to the New York Stock Exchange listing standards and SEC rules adopted pursuant to the Sarbanes-Oxley Act.

     COMPENSATION & MANAGEMENT SUCCESSION COMMITTEE:

/ /  Members are Mr. St. Pe', Chairman, Mr. Amos and Mr. Chapman

/ /  Met four times in 2002

/ / Evaluates performance of executive officers and establishes their compensation

/ /  Administers executive compensation plans

/ /  Reviews management succession plans

     FINANCE COMMITTEE:

/ /  Members are Mr. James, Chairman, Mr. Amos, Mr. Gordon and
     Mr. Hardman

/ /  Met six times in 2002

/ / Reviews Southern's financial matters, recommends actions such as dividend philosophy to the Board and approves certain capital expenditures

     GOVERNANCE COMMITTEE:

/ /  Members are Mr. Gordon, Chairman, Ms. Bern, Mr. Chapman and
     Mr. St. Pe'

/ /  Met five times in 2002

/ /  Reviews corporate governance issues

/ /  Considers and recommends nominees for election as directors

/ / Considers and recommends membership of committees of the Board

/ /  Reviews and recommends director compensation

/ / Reviews and recommends changes to the Company's corporate governance guidelines as needed

The Governance Committee expects to identify from its own resources qualified nominees but will accept from stockholders recommendations of individuals to be considered as nominees. Stockholder recommendations, together with a description of the proposed nominee's qualifications, relevant biographical information and signed consent to serve should be submitted in writing to the Company's secretary and received by that office by December 10, 2003. Stockholder recommendations will be considered by the Governance Committee in determining nominees to recommend to the Board. The final selection of the Board's nominees is within the sole discretion of the Board of Directors.

     NUCLEAR OVERSIGHT COMMITTEE:

/ /  Membership is Dr. Pate, Chairman

/ /  Reviews nuclear operations activities

COMMITTEE CHARTERS

Charters for each of the five standing committees can be found at the Company's website -- www.southerncompany.com.

DIRECTOR ATTENDANCE

The Board of Directors met eight times in 2002. The average attendance for directors at all Board and committee meetings was 94 percent. No nominee attended less than 75 percent of applicable meetings with the exception of Mr. Chapman who attended 65 percent of applicable meetings. Mr. Chapman's absences were caused, without exception, by a family member's illness.

--------------------------------------------------------------------------------

STOCK OWNERSHIP TABLE
-------------------------------------------------------------

This table shows the number of shares of the Company's common stock owned by directors, nominees, and executive officers as of December 31, 2002. The shares owned by all directors, nominees, and executive officers as a group constitute less than one percent of the total number of shares of the class.

                                                                             SHARES BENEFICIALLY OWNED INCLUDE:
                                                                             ----------------------------------
                                                                                 SHARES
                                                                              INDIVIDUALS
                                                                 SHARES      HAVE RIGHTS TO
                                                              BENEFICIALLY   ACQUIRE WITHIN    SHARES HELD BY
                                   TITLE OF SECURITY            OWNED(1)       60 DAYS(2)     FAMILY MEMBERS(3)
---------------------------------------------------------------------------------------------------------------
DANIEL P. AMOS                  Southern Common Stock             17,177
---------------------------------------------------------------------------------------------------------------
DORRIT J. BERN                  Southern Common Stock             14,549
---------------------------------------------------------------------------------------------------------------
THOMAS F. CHAPMAN               Southern Common Stock              5,278
---------------------------------------------------------------------------------------------------------------
H. ALLEN FRANKLIN               Southern Common Stock            786,517          747,185
---------------------------------------------------------------------------------------------------------------
BRUCE S. GORDON                 Southern Common Stock             15,687
---------------------------------------------------------------------------------------------------------------
W. GEORGE HAIRSTON, III         Southern Common Stock             91,105           87,322
---------------------------------------------------------------------------------------------------------------
L. G. HARDMAN III               Southern Common Stock             25,315                              100
---------------------------------------------------------------------------------------------------------------
DONALD M. JAMES                 Southern Common Stock             13,250
---------------------------------------------------------------------------------------------------------------
GALE E. KLAPPA                  Southern Common Stock            159,116          134,656
---------------------------------------------------------------------------------------------------------------
CHARLES D. MCCRARY              Southern Common Stock            177,749          174,711
---------------------------------------------------------------------------------------------------------------
ZACK T. PATE                    Southern Common Stock             23,243
---------------------------------------------------------------------------------------------------------------
J. NEAL PURCELL                 Southern Company Stock            5,000(4)
---------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                 Southern Common Stock            253,807          241,461
---------------------------------------------------------------------------------------------------------------
GERALD J. ST. PE'               Southern Common Stock             57,589                            1,750
---------------------------------------------------------------------------------------------------------------
DIRECTORS, NOMINEES, AND        Southern Common Stock          2,136,039        1,831,804           1,850
EXECUTIVE OFFICERS AS A
GROUP (18 PEOPLE)
---------------------------------------------------------------------------------------------------------------

------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security, or any combination thereof.

(2) Indicates shares of the Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned column.

(3) Each director disclaims any interest in shares held by family members. Shares indicated are included in the Shares Beneficially Owned column.

(4) Includes 4,000 shares purchased by Mr. Purcell on February 25, 2003.

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NOMINEES FOR ELECTION AS DIRECTORS
-------------------------------------------------------------

ITEM NO. 1 -- ELECTION OF DIRECTORS

The Proxies named on the enclosed proxy form will vote, unless otherwise instructed, each properly executed form of proxy for the election of the following nominees as directors. If any named nominee becomes unavailable for election, the Board may substitute another nominee. In that event, the proxy would be voted for the substitute nominee unless instructed otherwise on the proxy form. Each nominee, if elected, will serve until the Annual Meeting of Stockholders of 2004.

                             -------------------------------------------------------------------------------------

                             DANIEL P. AMOS
[PHOTO]
                             Age:                         51
                             Director since:              2000
                             Board committees:            Compensation and Management Succession, Finance
                             Principal occupation:        Chairman of the board and chief executive officer of
                                                          AFLAC Incorporated, insurance
                             Other directorships:         Synovus Financial Corporation
                             -------------------------------------------------------------------------------------

                             DORRIT J. BERN
[PHOTO]
                             Age:                         52
                             Director since:              1999
                             Board committees:            Audit, Governance
                             Principal occupation:        Chairman of the board, president and chief executive
                                                          officer of Charming Shoppes, Inc., retail apparel stores
                             Other directorships:         Brunswick Corporation

                             -------------------------------------------------------------------------------------

                             THOMAS F. CHAPMAN
[PHOTO]
                             Age:                         59
                             Director since:              1999
                             Board committees:            Compensation and Management Succession, Governance
                             Principal occupation:        Chairman of the board and chief executive officer of
                                                          Equifax, Inc., information services and transaction
                                                          processing
                             Recent business experience:
                                                          Mr. Chapman served as president from August 1997 to June
                                                          1999, and chief operating officer of Equifax from August
                                                          1997 to January 1998. He was appointed chief executive
                                                          officer in January 1998 and chairman of the board of
                                                          Equifax in May 1999.
                             -------------------------------------------------------------------------------------

                             ALLEN FRANKLIN
[PHOTO]
                             Age:                         58
                             Director since:              1988
                             Principal occupation:        Chairman of the board, president and chief executive
                                                          officer of the Company
                             Recent business experience:  Mr. Franklin served as president and chief executive officer of Georgia Power Company and executive vice
                                                          president of the Company from 1994 until June 1999. He
                                                          served as president and chief operating officer of the
                                                          Company from June 1999 to March 2001 and president and
                                                          chief executive officer from March 1, 2001 to April 1,
                                                          2001, when he assumed his current position.
                             Other directorships:
                                                          SouthTrust Corporation, Vulcan Materials Company, and
                                                          Southern system companies -- Alabama Power Company,
                                                          Georgia Power Company, Gulf Power Company and Southern
                                                          Power Company

                             -------------------------------------------------------------------------------------

                             BRUCE S. GORDON
[PHOTO]
                             Age:                         57
                             Director since:              1994
                             Board committees:            Finance, Governance (CHAIR)
                             Principal occupation:        President of retail markets group of Verizon
                                                          Communications, Inc., telecommunications
                             Recent business experience:  Mr. Gordon served as group president retail services of
                                                          Verizon from August 1997 until December 1998, and group
                                                          president of enterprise business group of Verizon from
                                                          December 1998 to July 2000, when he was appointed to his
                                                          current position.
                             Other directorships:
                                                          Bartech Personnel Services, Office Depot and Tyco
                                                          International Ltd.
                             -------------------------------------------------------------------------------------

                             L. G. HARDMAN III
[PHOTO]
                             Age:                         63
                             Director since:              1986
                             Board committees:            Audit (CHAIR), Finance
                             Principal occupation:        Chairman of the board of nBank.Corp.; chairman of the
                                                          board of nBank, N.A; and chairman of the board,
                                                          president, and treasurer of Harmony Grove Mills, Inc.
                             Other directorships:         Georgia Power Company
                             -------------------------------------------------------------------------------------

                             DONALD M. JAMES
[PHOTO]
                             Age:                         54
                             Director since:              1999
                             Board committees:            Audit, Finance (CHAIR)
                             Principal occupation:        Chairman of the board and chief executive officer of
                                                          Vulcan Materials Company, construction materials
                             Other directorships:         Protective Life Corporation and SouthTrust Corporation

                             -------------------------------------------------------------------------------------
                             ZACK T. PATE
[PHOTO]
                             Age:                         66
                             Director since:              1998
                             Board committees:            Audit, Nuclear Oversight (CHAIR)
                             Principal occupation:        Chairman emeritus of the World Association of Nuclear
                                                          Operators and chairman emeritus of the Institute of
                                                          Nuclear Power Operations (INPO), an independent,
                                                          nonprofit organization promoting safety, reliability and
                                                          excellence in the operation of nuclear electric
                                                          generating plants
                             Recent business experience:
                                                          Dr. Pate retired as chairman of the World Association of
                                                          Nuclear Operators in 2002.
                             -------------------------------------------------------------------------------------
                             J. NEAL PURCELL
[PHOTO]
                             Age:                         61
                             Director since:              2003
                             Board committees:            Audit
                             Principal occupation:        Retired partner of KPMG, public accounting
                             Recent business experience:  Mr. Purcell served as KPMG's Southeast Area Managing
                                                          Partner from July 1993 to October 1998 and as
                                                          vice-chairman in charge of National Audit Practice
                                                          Operations from October 1998 to his retirement on
                             Other directorships:         January 31, 2002.
                                                          Advisory director of Synovus Financial Services
                             -------------------------------------------------------------------------------------
                             GERALD J. ST. PE'
[PHOTO]
                             Age:                         63
                             Director since:              1995
                             Board committees:            Compensation and Management Succession (CHAIR),
                                                          Governance
                             Principal occupation:        Chairman of the board of Signal International, marine
                                                          service and fabrication and a partner and director of
                                                          Delta Health Group, health care
                             Recent business experience:  Mr. St. Pe served as president, Ingalls Shipbuilding from 1985 to August 1999 and as chief operating officer
                                                          of Northrop-Grumman Ship Systems from August 1999 to
                                                          November 2001.
                             -------------------------------------------------------------------------------------

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN ITEM
NO. 1.

--------------------------------------------------------------------------------

BY-LAWS AMENDMENTS
-------------------------------------------------------------

ITEM NO. 2 -- RATIFICATION OF BY-LAWS AMENDMENTS PERMITTING BOOK-ENTRY SHARES

To gain efficiencies in the issuance and trading of securities, the New York Stock Exchange modified its listing criteria to permit listed companies to issue and directly register securities in electronic book-entry form (uncertificated) through the Direct Registration System ("DRS"), as administered by the Depository Trust Company. DRS allows stockholders to hold their securities in electronic book-entry form directly on the Company's books without having to take possession of a physical stock certificate.

Currently nearly 400 companies permit their stockholders to hold securities in electronic book-entry form. Benefits include greater flexibility in the manner that the companies' securities are held, convenience of not having to hold and store physical certificates and the ability to electronically transfer securities.

On February 17, 2003, the Board amended the by-laws as indicated below and as provided in detail in Appendix "A" to permit Southern securities to be issued and registered in book-entry form. The by-law changes do not affect the right of a stockholder to request or hold physical certificates and do not affect participation in the Company's direct stock purchase plan.

The by-laws changes are as follows:

Section 14 under the "DIRECTOR." heading was amended removing the requirement that an original or a duplicate stock ledger be maintained in the state of Delaware;

Section 31 entitled "POWERS AND DUTIES OF THE SECRETARY." was amended removing the requirement that the Secretary affix the seal of the Corporation to all certificates;

Section 34 entitled "TRANSFER AGENT AND REGISTRAR." was amended allowing the Board of Directors to require Transfer Agents, Transfer Clerks, and Registrars to sign written notices or statements relative to uncertificated stock;

Section 35 entitled "STOCK LEDGER." requiring that a stock ledger be open for examination at the principal office or place of business of the Corporation in the State of Delaware was deleted;

Section 36 entitled "STOCK LEDGER AND CERTIFICATES OF STOCK." was deleted and a new Section 35 entitled "CERTIFICATES FOR SHARES." was added providing for representation of shares of the Corporation in uncertificated form as well as in certificated form;

Section 37 entitled "TRANSFER OF STOCK." was renumbered as Section 36 and amended authorizing shares presented for transfer to be transferred in uncertificated form as well as certificated form;

Sections 38 and 39 of the by-laws were renumbered as sections 37 and 38 respectively;

Section 40 entitled "LOST, STOLEN OR DESTROYED CERTIFICATES." was renumbered as
Section 39 and amended to authorize the issuance of new certificate(s) or uncertificated shares to replace lost, stolen, or destroyed certificates upon the making of an affidavit and authorizing the Board of Directors, in its discretion, to require that a bond of indemnity be given in favor of the Corporation as a condition for replacement of lost, stolen, or destroyed certificates; and

Sections 41 through 47 of the by-laws were renumbered as sections 40 through 46 respectively.

A complete text of the amendments is set forth in Appendix A.

These amendments are now being submitted to the Company's stockholders for their ratification and approval, as required by the by-laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

--------------------------------------------------------------------------------

STOCKHOLDER PROPOSAL ON ENVIRONMENTAL REPORT
-------------------------------------------------------------

ITEM NO. 3 -- STOCKHOLDER PROPOSAL ON ENVIRONMENTAL REPORT

The Company has been advised that The Sisters of Charity of Saint Elizabeth, P.
O. Box 476, Convent Station, New Jersey 07961, holder of 100 shares of common stock; United Church Foundation, 475 Riverside Drive, Suite 1020, New York, New York 10115, holder of 23,400 shares of common stock; Sinsinawa Dominicans, 1059 East Hyde Park Boulevard, Apartment 2, Chicago, Illinois 60615, holder of 90 shares of common stock; and Sisters of St. Dominic of Caldwell New Jersey, 52 Old Swartswood Station Road, Newton, New Jersey, holder of 100 shares of common stock, propose to submit the following resolution at the 2003 Annual Meeting of Stockholders.

"WHEREAS:

"In 2001 The Intergovernmental Panel on Climate Change concluded that "there is new and stronger evidence that most of the warming observed over the last
50 years is attributable to human activities.'

"In 2001 the National Academy of Sciences stated that the "degree of confidence in the IPCC assessment is higher today than it was 10, or even 5 years ago... there is general agreement that the observed warming is real and particularly strong within the past 20 years.'

"The United States government's "Climate Action Report -- 2002," concluded that global climate change may harm the country. The report highlights risks to coastal communities in the Southeast due to sea level rise, water shortages throughout the West, and increases in the heat index and frequency of heat waves.

"In July 2002, eleven Attorneys General wrote President Bush, outlining their concern over the U. S. Climate Action Report's failure to recommend mandatory reductions of greenhouse gas emissions. They declared that States are being forced to fill the federal regulatory void through state-by-state regulation and litigation, increasing the ultimate costs of addressing climate change. They urged a reconsideration of his regulatory position, and adoption of a "comprehensive policy that will protect both our citizens and our economy.'

"U.S. power plants are responsible for about two-thirds of the country's sulfur dioxide emissions, one-quarter of its nitrogen oxides emissions, one-third of its mercury emissions, approximately 40 percent of its carbon dioxide emissions, and 10 percent of global carbon dioxide emissions.

"Scientific studies show that air pollution from U.S. power plants causes tens of thousands of premature deaths and hospitalizations, hundreds of thousands of asthma attacks, and several million lost workdays nationwide every year from pollution-related ailments.

"Standards for carbon dioxide emissions and other air pollutants are emerging across multiple fronts. Ninety-six countries have ratified the Kyoto Protocol, requiring carbon dioxide reductions. Massachusetts and New Hampshire have enacted legislation capping power plants emissions of carbon dioxide and other air pollutants. In June 2002 the Senate Environment and Public Works Committee passed a bill seeking to cap emissions from the generation of electric and thermal energy.

"We believe that taking early action on reducing emissions and preparing for standards could better position companies over their peers, including being first to market with new high-efficiency and low-emission technologies. Changing consumer preferences, particularly those relating to clean energy, should also be considered.

"Inaction and opposition to emissions control efforts could expose companies to reputation and brand damage, and regulatory and litigation risk.

"RESOLVED: That the Board of Directors report (at reasonable cost and omitting proprietary information) by August 2003 to shareholders on (a) the economic risks associated with the Company's past, present, and future emissions of carbon dioxide, sulfur dioxide, nitrogen oxide and mercury emissions, and the public stance of the company regarding efforts to reduce these emissions and (b) the economic benefits of committing to a substantial reduction of those emissions related to its current business activities (i.e., potential improvement in competitiveness and profitability)."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM NO. 3 FOR THE FOLLOWING
REASONS:

The Company is committed to complying fully with all environmental laws and regulations as well as maintaining our commitment to environmental stewardship in such a way that appropriately considers our customers and stockholders.

The proposal requests a report to our shareholders on the "economic risks associated with the Company's past, present, and future emissions." The Company currently provides details regarding its risk factors including historic and anticipated environmental costs and known future contingencies. This information is included in the Company's Annual Report on Form 10- K for the year ended December 31, 2002 ("Form 10-K"). The Form 10-K is available on the Company's website and the website of the Securities and Exchange Commission and may be obtained from the Company. (See page 2 of this Proxy Statement for information on requesting a copy of the Form 10-K from the Company.)

Details on the Company's risk factors, including historic and anticipated environmental costs and known future contingencies, are also included in the Annual Report to stockholders in the Management's Discussion and Analysis of Results of Operations and Financial Condition section and in the Notes to Financial Statements.

In addition, the Company's environmental commitment and achievements are described in our Environmental Progress Report. This report is available for viewing and downloading on the Company's website and will be sent to stockholders or others upon request.

The Company opposes this proposal because the information the Company would report is largely duplicative of information already provided. We also believe the detailed information requested on future costs and risks would require knowledge of future governmental or other legal action and is too speculative to report and quantify as requested by the proposal, beyond what is discussed in the reports noted above. We believe that it is in the best interests of our stockholders that the Company not be required to incur the additional expense of producing and distributing such a report.

The vote needed to pass the proposed stockholders' resolution is a majority of the shares represented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM NO. 3.

--------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT
-------------------------------------------------------------

The Audit Committee (the "Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements of the Company and its subsidiaries in the Annual Report to stockholders with management. The Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees." The Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining their independence.

The Committee discussed the overall scopes and plans with the Company's internal and independent auditors for their respective audits. The Committee meets with the internal and independent auditors with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held 14 meetings during 2002.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and filed with the Securities and Exchange Commission. The Committee also reappointed Deloitte & Touche LLP as the Company's independent auditors for 2003.

Members of the Committee:

    L. G. Hardman III, Chairman
    Dorrit J. Bern
    Donald M. James
    Zack T. Pate
    J. Neal Purcell

PRINCIPAL PUBLIC ACCOUNTING FIRM FEES

The following represents the fees billed to the Company for the last fiscal year by Deloitte & Touche LLP -- the Company's principal public accountant for 2002:

Audit Fees..................................................  $5,375,000
Audit-Related Fees..........................................   1,014,000
Tax.........................................................     888,000
All Other...................................................     252,000
        Total...............................................  $7,529,000

The Audit Committee has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services (see Appendix C) that includes requirements for the Audit Committee to pre-approve audit and non-audit services provided by Deloitte & Touche LLP.

CHANGE IN PRINCIPAL PUBLIC ACCOUNTING FIRM

On March 28, 2002, the Board of Directors of the Company, upon recommendation of the Committee, decided not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's principal public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's principal public accountants for fiscal year, 2002.

Arthur Andersen's reports on the consolidated financial statements of the Company and its subsidiaries for the two fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Such reports have not been re-issued in connection with the Company's financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2002.

During the Company's two fiscal years ended December 31, 2001, and the subsequent interim period through March 28, 2002:

/ /  there were no disagreements between the Company and Arthur
     Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur
     Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports;

/ /  there were no reportable events as described in Item
     304(a)(1)(v) of Regulation S-K; and

/ / the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
     (ii) of Regulation S-K.

Representatives from Deloitte & Touche will be present at the Annual Meeting of Stockholders and will be given the opportunity to make a statement, if they desire, and to respond to questions.

--------------------------------------------------------------------------------

COMPENSATION & MANAGEMENT SUCCESSION
COMMITTEE REPORT
-------------------------------------------------------------

WHAT IS THE EXECUTIVE COMPENSATION PHILOSOPHY?

We have established an executive compensation program that is competitive and is tied to the Company's short-and long-term performance. With the objective of maximizing stockholder value over time, our program aligns the interests of our executives and stockholders.

TOTAL EXECUTIVE COMPENSATION

HOW IS TOTAL EXECUTIVE COMPENSATION ESTABLISHED?

We retain an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Seventeen of these companies are included in the 27 companies that comprise the S&P Electric Utility Index -- the peer group used in the five-year performance graph. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, our program is designed to pay executives an amount that is at or about the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because our program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

WHAT ARE THE COMPONENTS OF TOTAL EXECUTIVE COMPENSATION?

/ /  Base pay (salary);

/ /  Short-term incentives (annual performance bonuses); and

/ /  Long-term incentives.

These are the primary components of our executive compensation program. The Company does provide certain perquisites that we review periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use), and home security.

BASE PAY

A range for base pay is determined for each executive, including Mr. Franklin, by comparing the base pay at the appropriate peer group of companies described previously. Base pay is set at a level that is at or below the size-adjusted median paid at those companies because of our emphasis on incentive compensation in our executive compensation program.

ANNUAL PERFORMANCE BONUSES

Annual bonuses are paid through the Omnibus Incentive Compensation Plan. All named executives participated in this plan in 2002.

PERFORMANCE GOALS

Annual performance bonuses are based on the attainment of corporate performance goals and attainment of the respective business units' adjusting goals. All performance goals were set in the first quarter of the year.

For 2002, the corporate performance goals included specific targets for:

/ /  Company earnings -- earnings per share ("EPS") and

/ /  Subsidiary companies' net income or return on equity ("ROE")

We believe that accomplishing the corporate goals is essential for the Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the respective business units' adjusting goals related to such measures as capital expenditures, cash flow, customer service, plant availability, and diversity.

A target percentage of base pay is established for each executive officer based on his or her position level, for target-level performance. Annual performance bonuses may range from 0 percent of the target to 240 percent based on actual corporate performance.

No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if the Company's current earnings are not sufficient to fund the common stock dividend at the same level as the prior year. We also capped the maximum amount for the annual performance bonus for each named executive officer at 0.6 percent of net income.

ANNUAL BONUS PAYMENTS

Performance met or exceeded the target levels in all areas in 2002, resulting in bonuses that exceeded the target levels.

Mr. Franklin's annual performance bonus under the Plan for target-level performance was 100 percent of his base pay. His bonus for 2002 performance was based entirely on the degree of achievement of the Company's EPS goal. The bonus amount was adjusted as described above. Based on the Company's performance his bonus exceeded the target.

The target percentage of base pay for the other named executive officers ranged from 60 to 75 percent and the resulting payout exceeded the executives' respective targets.

LONG-TERM INCENTIVES

We base a significant portion of our total compensation program on long-term incentives including Company stock options and performance dividend equivalents.

STOCK OPTIONS

Executives are granted options with ten-year terms to purchase the Company's common stock at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 48 percent of Mr. Franklin's total target compensation, and 24 to 27 percent for the other named executives. The size of prior grants was not considered in determining the size of the grants made in 2002. These options vest over a three-year period.

PERFORMANCE DIVIDENDS

Executives also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the common stock dividend paid during the year if total shareholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. For eligible stock options held on December 31, 2002, all executives received a payout of $1.355 per option for maximum performance under the Omnibus Incentive Compensation Plan.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by stockholders. The Company has obtained stockholder approval of the Omnibus Incentive Compensation Plan. However, because our policy is to maximize long-term stockholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

We believe that the policies and programs described in this report link pay and performance and serve the best interest of stockholders. We frequently review the various pay plans and policies and modify them as we deem necessary to continue to attract, retain, and motivate talented executives.

Members of the Committee:

    G. J. St. Pe', Chairman
    D. P. Amos
    T. F. Chapman

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

The Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as officers of, or been employed by, the Company. None of the Company's executive officers serve on a board of directors of any entity that has a director or officer serving on this Committee.

--------------------------------------------------------------------------------

FIVE-YEAR PERFORMANCE GRAPH
-------------------------------------------------------------

This performance graph compares the cumulative total shareholder return on the Company's common stock with the Standard & Poor's Electric Utility Index and the Standard & Poor's 500 Index for the past five years. The graph assumes that $100 was invested on December 31, 1997, in the Company's common stock and each of the above indices, and that all dividends are reinvested. The distribution of shares of Mirant Corporation stock to Company stockholders effective April 2, 2001, is treated as a special dividend for purposes of calculating shareholder return. The shareholder return shown below for the five-year historical period may not be indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      SOUTHERN COMPANY  S & P ELECTRIC UTILITY INDEX  S & P 500 INDEX
1997              $100                          $100             $100
1998              $118                          $116             $129
1999              $100                           $97             $156
2000              $149                          $150             $141
2001              $191                          $125             $125
2002              $225                          $106              $97

                                                          1997       1998       1999       2000       2001       2002
---------------------------------------------------------------------------------------------------------------------
Southern Company                                       $ 100      $ 118      $ 100      $ 149      $ 191      $ 225
---------------------------------------------------------------------------------------------------------------------
S & P Electric Utility Index                             100        116         97        150        125        106
---------------------------------------------------------------------------------------------------------------------
S & P 500 Index                                          100        129        156        141        125         97
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OTHER INFORMATION
-------------------------------------------------------------
--------------------------------------------------------------------------------
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

No reporting person failed to file on a timely basis the reports required by
Section 16(a), except Mr. McCrary, who was late in reporting two transactions on one Form 4.

--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

In November 2002, the Company and certain current and former directors of Mirant Corporation ("Mirant"), including Company director Allen Franklin, were added as defendants in a class action lawsuit (In re: Mirant Corporation Securities Litigation, United States District Court for the North District of Georgia) originally filed by certain Mirant shareholders against Mirant and certain Mirant officers. The claims against Mirant and the Mirant officers are based on allegations related to alleged improper energy trading and marketing activities in the California energy market, alleged false statements and omissions in Mirant's prospectus for its initial public offering and in subsequent public statements by Mirant, and accounting-related issues previously disclosed by Mirant. The claims against the Company are based on allegations that the Company was a control person, as defined in Section 20(a) of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933, as to Mirant, based on the Company's majority ownership of Mirant prior to the April 2, 2001 Mirant spin-off and allegations of knowledge of and involvement in Mirant's activities thereafter. The claims against Mr. Franklin and the other current and former Mirant directors are based on alleged misstatements and omissions in Mirant's initial public offering prospectus. The Company does not believe that Mr. Franklin's interest in this litigation is adverse to the Company.

A motion seeking to dismiss all claims against the Company and Mr. Franklin has been filed. However, the final outcome of this matter cannot now be determined.

For more information concerning this litigation, please see the Company's financial statements, including particularly notes 3 and 11, and Management's Discussion and Analysis of Results of Operation and Financial Condition which are included in the Company's Annual Report.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

During 2002, the Company and its subsidiaries paid Vulcan Materials Company $970,057 for products and services including $919,506 paid by Georgia Power Company. These amounts are less than one-tenth of one percent of the 2002 revenues of Vulcan Materials Company and less than one-one hundredth of one percent of the Company's 2002 revenues. Donald M. James, a director of the Company, is chairman and chief executive officer of Vulcan Materials Company.

During 2002, Mr. Jeffrey G. Franklin, son of Allen Franklin, a director and executive officer of the Company, and Ms. Iris Franklin, daughter-in-law of Allen Franklin, were employed by subsidiaries of the Company. Mr. Franklin was employed by Southern Company Services Inc. as a Project Manager and received compensation of $133,918. Ms. Franklin was employed by Alabama Power Company as a Market Specialist and received compensation of $63,592.

--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION
-------------------------------------------------------------

EMPLOYMENT, CHANGE IN CONTROL AND SEPARATION AGREEMENTS

The Company has Change in Control Agreements with each of its executive officers shown on the Summary Compensation Table on page 22. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of the Company, the Agreements provide for:

/ /  lump sum payment of three times annual compensation,

/ / up to five years' coverage under group health and life insurance plans,

/ /  immediate vesting of all stock options previously granted,

/ / payment of any accrued long-term and short-term bonuses and dividend equivalents, and

/ / payment of any excise tax liability incurred as a result of payments made under the Agreement.

A change in control is defined under the Agreements as:

/ /  acquisition of at least 20 percent of the Company's stock,

/ /  a change in the majority of the members of the Company's
     Board of Directors,

/ / a merger or other business combination that results in the Company's stockholders immediately before the merger owning less than 65 percent of the voting power after the merger, or

/ /  a sale of substantially all the assets of the Company.

If a change in control affects only a subsidiary of the Company, these payments would only be made to executives of the affected subsidiary who are involuntarily terminated as a result of that change in control.

The Company's Omnibus Incentive Compensation Plan provides for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

On February 23, 1998, the Company and Southern Nuclear Operating Company entered into a Deferred Compensation Agreement with Mr. Hairston which provides that on the fifth anniversary of the Agreement, if still employed by the Company or one of its subsidiaries, Mr. Hairston would receive the cash value of the number of shares of common stock that could have been purchased for $250,000 on February 23, 1998, and on which dividends were reinvested throughout the five-year period. If certain performance goals are met, Mr. Hairston also will receive the estimated income tax expense on the compensation. This Agreement expired by its terms on February 23, 2003, and the cash value of the shares on that date ($601,058) was paid to Mr. Hairston along with the estimated income tax expense on the compensation ($464,647) for a total payment of $1,065,705.

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE
-------------------------------------------------------------

This table shows information concerning the Company's chief executive officer serving during 2002 and each of the other four most highly compensated executive officers of the Company serving during 2002.

                                                                                    LONG-TERM COMPENSATION
                                                                              -----------------------------------
                                                                                           NUMBER OF      LONG-
                                               ANNUAL COMPENSATION                         SECURITIES     TERM
                                       ------------------------------------   RESTRICTED   UNDERLYING   INCENTIVE
                                                              OTHER ANNUAL      STOCK        STOCK        PLAN        ALL OTHER
NAME AND PRINCIPAL                      SALARY      BONUS     COMPENSATION    AWARDS($)     OPTIONS      PAYOUTS    COMPENSATION
POSITION                      YEAR       ($)         ($)         ($)(1)          (2)          (#)        ($)(3)        ($)(4)
---------------------------------------------------------------------------------------------------------------------------------
H. A. FRANKLIN                2002     929,215    1,984,320       7,080             --      382,242     1,672,510       61,822
Chairman, President & CEO     2001     855,969    1,867,320       2,770        648,863      497,790     1,249,890       44,786
Southern Company              2000     655,806    1,014,696       8,305             --       85,354       409,975       34,902
---------------------------------------------------------------------------------------------------------------------------------
W. G. HAIRSTON, III           2002     440,104      507,131      11,485             --       65,890       239,842       27,969
President & CEO               2001     414,594      370,798       1,583             --       96,135       294,360       22,523
Southern Nuclear Operating
Company                       2000     388,195      366,074      11,581             --       42,172        70,161       21,179
---------------------------------------------------------------------------------------------------------------------------------
GALE E. KLAPPA                2002     377,163      546,971       4,546             --       56,210       290,400       19,581
Executive Vice President,
CFO & Treasurer               2001     321,052      410,810       9,303             --       79,319       243,773       17,663
Southern Company              2000     284,015      273,165       8,812             --       24,602        48,155       15,543
---------------------------------------------------------------------------------------------------------------------------------
C. D. MCCRARY                 2002     493,604      673,140      34,993             --       79,751       374,984       24,101
President & CEO               2001     391,647      438,652      91,403             --       92,338       284,529      118,975
Alabama Power Company         2000     335,995      335,247       8,515             --       29,201        59,539       16,342
---------------------------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE               2002     573,018      865,767       4,550             --       92,521       522,736       33,309
President & CEO               2001     483,324      865,280       3,134             --      155,694       476,734       26,000
Georgia Power Company         2000     447,934      626,654      14,320             --       48,662        93,507       25,675
---------------------------------------------------------------------------------------------------------------------------------

(1) Tax reimbursement on certain perquisites.

(2) The amount for Mr. Franklin reflects the value of restricted stock units on the date granted. The restricted stock units vested on April 2, 2001 and the value was transferred to the Company's Deferred Compensation Plan. The only named executive officer holding restricted stock units or restricted stock as of December 31, 2002, was Mr. Hairston. He received a grant of restricted stock units on February 23, 1998, valued at $250,000 on that date. Dividends are reinvested and the number of units was adjusted after the spin-off of Mirant Corporation under the anti-dilution provisions of the agreement with Mr. Hairston. The units vest on his continued employment and the value is payable in cash. (See page 21 for a description of the agreement with Mr. Hairston.) On December 31, 2002, Mr. Hairston held 21,246.29 units valued at $603,182.

(3) Payout of performance dividend equivalents on stock options granted after 1996, that were held by the executive at the end of the performance periods under the Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2000, 2001, and 2002, respectively. Dividend equivalents can range from 25 percent of the common stock dividend paid during the last year of the performance period if total shareholder return over the four-year period, compared to a group of other large utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. For eligible stock options held on December 31, 2000, 2001, and 2002 all named executives received a payout of $.90, $1.34, and $1.355 per option, respectively. For Mr. Franklin this amount also includes a payout of $201,760 under a former long-term incentive compensation plan (the Executive Productivity Improvement Plan) for the four-year performance period ended December 31, 2000.

(4) Company contributions in 2002 to the Employee Savings Plan and Employee Stock Ownership Plan, non-pension related accruals under the Supplemental Benefit Plan, and tax sharing benefits paid to participants who elected receipt of dividends on Company common stock held in the Employee Saving Plan are provided in the following table:

                                                                                                          ESP TAX
                                                                                                          SHARING
                                                                         ESP ($)   ESOP ($)    SBP ($)    BENEFIT
                                    -----------------------------------------------------------------------------
                                    H. A. Franklin                       12,683      701       43,160     5,278
                                    -----------------------------------------------------------------------------
                                    W. G. Hairston, III                   7,808      701       14,878     4,582
                                    -----------------------------------------------------------------------------
                                    G. E. Klappa                          8,250      701       10,630        --
                                    -----------------------------------------------------------------------------
                                    C. D. McCrary                         6,342      701       17,058        --
                                    -----------------------------------------------------------------------------
                                    D. M. Ratcliffe                       8,182      701       22,282     2,144
                                    -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

STOCK OPTIONS
-------------------------------------------------------------

OPTION GRANTS IN 2002

                                          NUMBER OF
                                         SECURITIES    PERCENT OF TOTAL
                                         UNDERLYING    OPTIONS GRANTED    EXERCISE OR                 GRANT DATE
                                           OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
NAME                                     GRANTED (1)   FISCAL YEAR (2)     ($/SH)(1)     DATE (1)    VALUE ($)(3)
-----------------------------------------------------------------------------------------------------------------
H. A. FRANKLIN                             382,242           4.8             25.26      2/15/2012      1,288,156
-----------------------------------------------------------------------------------------------------------------
W. G. HAIRSTON, III                         65,890           0.8             25.26      2/15/2012        222,049
-----------------------------------------------------------------------------------------------------------------
G. E. KLAPPA                                56,210           0.7             25.26      4/11/2008        189,428
-----------------------------------------------------------------------------------------------------------------
C. D. MCCRARY                               79,571           1.0             25.26      2/15/2012        268,154
-----------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                             92,521           1.2             25.26      2/15/2012        311,796
-----------------------------------------------------------------------------------------------------------------

(1) Stock option grants were made on February 15, 2002, and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. Exercise price is the average of the high and low price of the Company's common stock on the date granted. Options may be transferred to certain family members, family trusts, and family limited partnerships.

(2) A total of 8,040,632 stock options were granted in 2002.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of the Company's common stock at a future date. Significant assumptions are shown below:

                         RISK-FREE RATE          DIVIDEND             EXPECTED
     VOLATILITY             OF RETURN              YIELD                TERM
------------------------------------------------------------------------------------
       26.34%                 2.79%                4.63%             4.28 years
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OPTION EXERCISES
-------------------------------------------------------------

AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                    NUMBER OF        VALUE       OPTIONS AT YEAR-END (#)           YEAR-END ($)(2)
                                 SHARES ACQUIRED   REALIZED    ---------------------------   ---------------------------
NAME                             ON EXERCISE (#)    ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------
H. A. FRANKLIN                        80,671       1,210,521     475,136        759,189       5,286,965      4,461,221
------------------------------------------------------------------------------------------------------------------------
W. G. HAIRSTON, III                  108,557       1,023,601      24,750        152,255         210,138      1,016,904
------------------------------------------------------------------------------------------------------------------------
G.E. KLAPPA                           34,870         470,179      91,566        122,751       1,028,026        749,682
------------------------------------------------------------------------------------------------------------------------
C. D. MCCRARY                         15,165         218,479     120,187        156,554       1,377,475        912,081
------------------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                       62,510         841,892     163,761        221,733       1,782,057      1,403,049
------------------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) These columns represent the excess of the fair market value of the Company's common stock of $28.39 per share, as of December 31, 2002, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 2002.

--------------------------------------------------------------------------------

PENSION PLAN TABLE
-------------------------------------------------------------

                                                      YEARS OF ACCREDITED SERVICE
--------------------------------------------------------------------------------------------------------
COMPENSATION                      15          20           25           30           35           40
--------------------------------------------------------------------------------------------------------
$ 100,000                      $ 25,500    $ 34,000    $   42,500   $   51,000   $   59,500   $   68,000
--------------------------------------------------------------------------------------------------------
  300,000                        76,500     102,000       127,500      153,000      178,500      204,000
--------------------------------------------------------------------------------------------------------
  500,000                       127,500     170,000       212,500      255,000      297,500      340,000
--------------------------------------------------------------------------------------------------------
  700,000                       178,500     238,000       297,500      357,000      416,500      476,000
--------------------------------------------------------------------------------------------------------
  900,000                       229,500     306,000       382,500      459,000      535,500      612,000
--------------------------------------------------------------------------------------------------------
 1,100,000                      280,500     374,000       467,500      561,000      654,500      748,000
--------------------------------------------------------------------------------------------------------
 1,300,000                      331,500     442,000       552,500      663,000      773,500      884,000
--------------------------------------------------------------------------------------------------------
 1,500,000                      382,500     510,000       637,500      765,000      892,500    1,020,000
--------------------------------------------------------------------------------------------------------
 1,800,000                      459,000     612,000       765,000      918,000    1,071,000    1,224,000
--------------------------------------------------------------------------------------------------------
 2,000,000                      510,000     680,000       850,000    1,020,000    1,190,000    1,360,000
--------------------------------------------------------------------------------------------------------
 2,200,000                      561,000     748,000       935,000    1,222,000    1,309,000    1,496,000
--------------------------------------------------------------------------------------------------------
 2,500,000                      637,500     850,000     1,062,500    1,275,000    1,487,500    1,700,000
--------------------------------------------------------------------------------------------------------
 2,800,000                      714,000     952,000     1,190,000    1,428,000    1,666,000    1,904,000
--------------------------------------------------------------------------------------------------------

This table shows the estimated annual pension benefits payable at normal retirement age under the Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Company's subsidiaries. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. These compensation components are reported under the columns titled "Salary" and "Bonus" in the Summary Compensation Table on page 22.

As of December 31, 2002, the applicable compensation levels and accredited service for determination of pension benefits would have been:

                                                                                               ACCREDITED
                                                                                 COMPENSATION     SERVICE
                                                             --------------------------------------------
                                                             H. A. Franklin         2,329,737          31
                                                             --------------------------------------------
                                                             W. G. Hairston, III       770,739         33
                                                             --------------------------------------------
                                                             G. E. Klappa             738,137          27
                                                             --------------------------------------------
                                                             C. D. McCrary            844,258          28
                                                             --------------------------------------------
                                                             D. M. Ratcliffe        1,204,867          30
                                                             --------------------------------------------

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of Social Security offset that would apply in most cases.

                                   APPENDIX A
                            TEXT OF AMENDED BY-LAWS

After amendment, Section 14 of the Company's by-laws reads in its entirety as follows:

    14. The Board of Directors may hold their meetings and have one or more offices, and keep the books of the Corporation at such place or places as they may from time to time determine.

After amendment, Section 31 of the Company's by-laws reads in its entirety as follows:

                      POWERS AND DUTIES OF THE SECRETARY.

    31. The Secretary shall be sworn to the faithful discharge of his duty. He shall act as custodian of the minutes of all meetings of the Board of Directors and of the stockholders; he shall attend to the giving and serving of all notices of the Corporation; he shall attend to the giving and serving of all notices of the Corporation; and he shall attest the seal of the Corporation upon all contracts and instruments executed under such seal. He shall have charge of the stock certificate book, transfer book and stock ledger, and such other books and papers as the Board of Directors may direct. He shall, in general, perform all the duties of Secretary, subject to the control of the Board of Directors.

After amendment, Section 34 of the Company's by-laws reads in its entirety as follows:

                         TRANSFER AGENT AND REGISTRAR.

    34. The Board of Directors may appoint one or more Transfer Agents or Transfer Clerks and Registrars, and may require all stock certificates, certificates representing any rights or options, and any written notices or statements relative to uncertificated stock to be signed by such Transfer Agents or Transfer Clerks acting on behalf of the Corporation and by such Registrars.

Sections 35 and 36 of the Company's by-laws were deleted and a new Section 35 added which, after amendment, reads in its entirety as follows:

                            CERTIFICATES FOR SHARES.

    35. The shares of the Corporation shall be represented by a certificate or shall be uncertificated and shall be entered in the books of the Corporation and registered as they are issued. Certificates shall be signed by, or in the name of the Corporation by, the President or a Vice-President or any other officer authorized by law and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

    Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to the Delaware General Corporation Law or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 37 of the Company's by-laws was renumbered as Section 36 and after amendment, reads in its entirety as follows:

                              TRANSFERS OF STOCK.

    36. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon the Corporation's books. Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

Sections 38 and 39 of the Company's by-laws were renumbered as sections 37 and 38 respectively.

Section 40 of the Company's by-laws was renumbered as Section 39 and after amendment, reads in its entirety as follows:

                    LOST, STOLEN OR DESTROYED CERTIFICATES.

    39. The Corporation may issue a new certificate or certificates of stock or uncertificated shares in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Sections 41 through 47 of the Company's by-laws were renumbered as sections 40 through 46 respectively.

                                   APPENDIX B
                            AUDIT COMMITTEE CHARTER

This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).

  I. Composition

    The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.

 II. Purpose

    To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

    A. Integrity of the financial reporting process;

    B.  The system of internal control;

    C. The independence and performance of the internal and independent audit process; and

    D. The Company's process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations.

 III. Authority

    The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

    A. Appoint, compensate, and oversee the work of the independent auditors.

    B. Resolve any disagreements between management and the independent auditors regarding financial reporting.

    C. Pre-approve all auditing and non-audit services provided by the independent auditors.

    D. Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.

    E. Seek any information it requires from employees -- all of whom are directed to cooperate with the Committee's requests -- or external parties.

    F. Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary.

    In the execution of its duties, the Committee will report to the Board of Directors.

 IV. Meeting Requirements

    The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

  V. Responsibilities

    A. Financial Reporting and Independent Audit Process --

       The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company's financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

    1. Provide oversight of the independent audit process, including direct responsibility for:

       a.  Annual appointment of the independent auditors.

       b.  Compensation of the independent auditors.

       c. Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002.

       d. Review of the independent auditors' quarterly and annual work plans, and results of audit engagements.

       e. Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.

       f.  Evaluation of the independent auditors' performance.

       g. Oversight of the coordination of the independent auditors' activities with the Internal Auditing and Accounting functions.

    2. Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.

    3. Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. The financial statements include the Southern Company consolidated financial statements as well as the separate financial statements for all consolidated subsidiaries with publicly traded securities.

       a. The review and discussion will be based on timely reports from the independent auditors, including:

              i. All critical accounting policies and practices to be used.

              ii. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

             iii. Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

       b.  In addition, the following items will also be reviewed and discussed:

              i. Significant judgments and estimates made by management.

              ii. Significant reporting or operational issues identified during the reporting period, including how they were resolved.

             iii. Issues on which management sought second accounting opinions.

              iv. Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC or other regulatory agency.

              v. Any audit problems or difficulties and management's response.

    4. Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.

B. Internal Control--

    The responsibility of the Committee in the area of internal control, in addition to the actions described in SECTION (V).(A.)., is to:

    1.  Provide oversight of the internal audit function including:

       a.  Review of audit plans, budgets and staffing levels.

       b.  Review of audit results.

       c. Review of management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.

    2. Assess management's response to any reported weaknesses or compliance deficiencies.

    3. Provide oversight of the Company's Legal and Regulatory Compliance and Ethics Programs, including:

       a.  Creation and maintenance of procedures for:

              i. Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.

              ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

       b. Review of plans and activities of the Company's Corporate Compliance Officer.

       c. Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

       d. Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

       e. Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

    4. Review the quality assurance practices of the internal auditing function and the independent auditors.

    5. Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

C.  Conduct an annual self-assessment of the Committee's performance.

D. Other

    1. Set clear employment policies for Southern Company's hiring of employees or former employees of the independent auditors.

    2. Report Committee activities and findings to the Board on a regular basis.

    3. Report Committee activities in the Company's annual proxy statement to shareholders.

    4.  Review this charter at least annually and recommend appropriate changes.

                                          ADOPTED ON FEBRUARY 17, 2003

                                          BY THE SOUTHERN COMPANY

                                          BOARD OF DIRECTORS

                                   APPENDIX C
                POLICY ON ENGAGEMENT OF THE INDEPENDENT AUDITOR
                        FOR AUDIT AND NON-AUDIT SERVICES

A. Southern Company (including its subsidiaries) will not engage the independent auditor to perform any services that are prohibited by the Sarbanes-Oxley Act of 2002. It shall further be the policy of the Company not to retain the independent auditor for non-audit services unless there is a compelling reason to do so and such retention is otherwise pre-approved consistent with this policy. Non-audit services that are prohibited include:

    1. Bookkeeping and other services related to the preparation of accounting records or financial statements of the Company or its subsidiaries.

    2.  Financial information systems design and implementation.

    3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

    4.  Actuarial services.

    5.  Internal audit outsourcing services.

    6.  Management functions or human resources.

    7.  Broker or dealer, investment adviser, or investment banking services.

    8. Legal services or expert services unrelated to financial statement audits.

    9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Effective January 1, 2003, officers of the Company (including its subsidiaries) may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

C. All audit services (including providing comfort letters and consents in connection with securities issuances) and permissible non-audit services provided by the independent auditor must be pre-approved by the Southern Company Audit Committee.

D. Under this Policy, the Audit Committee's approval of the independent auditor's annual arrangements letter shall constitute pre-approval for all services covered in the letter.

E. By adopting this Policy, the Audit Committee hereby pre-approves the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and its subsidiaries and services related to consultation on routine accounting and tax matters. The actual amounts expended for such services each calendar quarter shall be reported to the Committee at a subsequent Committee meeting.

F. The Audit Committee also delegates to its Chairman the authority to grant pre-approvals for the engagement of the independent auditor to provide any permissible service up to a limit of $50,000 per engagement. Any engagements pre-approved by the Chairman shall be presented to the full Committee at its next scheduled regular meeting.

G. The Southern Company Comptroller shall establish processes and procedures to carry out this Policy.

                                APPROVED BY THE SOUTHERN COMPANY AUDIT COMMITTEE
                                                                DECEMBER 9, 2002

                                                                          [LOGO]

                                     [LOGO]
                                 RECYCLED PAPER

                                                        [GRAPHIC OMITTED]
                                Admission Ticket
                               (Not Transferable)


2003 Annual Meeting of Stockholders
10 a.m. EDT, May 28, 2003

The Southern Pine at Callaway
Highway 18
Pine Mountain, GA  31822    800-543-7121

Please present this Admission Ticket in order to gain admittance to the meeting. Ticket admits only the stockholder(s) listed on reverse side and is not transferable.

Directions to Meeting Site: From Atlanta, take I-85 South to I-185 (Exit 21). Turn left onto U.S. Highway 27 (Exit 42) and drive south for approximately ten miles to Pine Mountain. In Pine Mountain, turn right onto Georgia Highway 354 West and proceed to Georgia Highway 18 and turn left into Callaway. From Columbus, take I-185 North and exit east on Georgia Highway 18 (Exit 34) to Callaway. From Montgomery take I-85 North and exit east on Georgia Highway 18 (Exit 2) to Callaway.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of The Southern Company will be held on Wednesday, May 28, 2003, at 10:00 a.m., EDT, at The Southern Pine at Callaway, Pine Mountain, Georgia. Stockholders owning shares at the close of business on March 31, 2003, are entitled to attend and vote at the meeting. Stockholders will elect ten members of the Board of Directors; ratify amendments to the by-laws of the Company permitting book-entry shares for stock ownership purposes; consider and vote upon a stockholder proposal, if presented at the meeting, as described in Item No. 3 of the Proxy Statement; and transact other business properly coming before the meeting or any adjournments thereof.
-------------------------------------------------------------------------------

                                                         [GRAPHIC OMITTED]

          FORM OF PROXY AND                                   FORM OF PROXY
            TRUSTEE VOTING                                           AND
           INSTRUCTION FORM                                   TRUSTEE VOTING
                                                            INSTRUCTION FORM

      PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS AND ESP/ESOP TRUSTEES
If a stockholder of record, the undersigned hereby appoints H. A.
Franklin and T. Chisholm, or either of them, Proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Southern Company, to be held at The Southern Pine at Callaway, Pine Mountain, Georgia, on May 28, 2003, at 10:00 a.m., EDT, and any adjournments thereof, on all matters properly coming before the meeting, including, without limitation, the proposals listed on the reverse side of this form.

If a beneficial owner holding shares through the Employee Savings Plan ("ESP") and/or the Employee Stock Ownership Plan ("ESOP"), the undersigned directs the Trustees of these Plans to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders, and any adjournments thereof, on all matters properly coming before the meeting, including, without limitation, the proposals listed on the reverse side of this form.

This Form of Proxy/Trustee Voting Instruction Form is solicited jointly by the Board of Directors of The Southern Company and the Trustees of the Employee Savings Plan and Employee Stock Ownership Plan pursuant to a separate Notice of Annual Meeting and Proxy Statement. If not voted electronically, this form should be mailed in the enclosed envelope to the Company's proxy tabulator at 51 Mercedes Way, Edgewood, NY 11717. The deadline for receipt of Trustee Voting Instruction Forms for ESP and ESOP shares is 5:00 p.m. on Monday, May 26, 2003. The deadline for receipt of shares of record voted through the Form of Proxy is 9:00 a.m. on Wednesday, May 28, 2003. The deadline for receipt of instructions provided electronically is 11:59 p.m. on Tuesday, May 27, 2003.

The proxy tabulator will report separately to the Proxies named above and to the Trustees as to proxies received and voting instructions provided, respectively.

       THIS FORM OF PROXY/TRUSTEE VOTING INSTRUCTION FORM WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS INDICATED, THE SHARES WILL BE
                   VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

                           Continued on reverse side.

[GRAPHIC OMITTED]                      Please consider furnishing your
                                       voting instructions electronically -
                                       Internet or phone - and save the
                                       Company money.


C/O Proxy Services
P. O. Box 9112
Farmingdale, NY  11735
                                       INTERNET -  www.proxyvote.com
                                       Use the Internet to transmit your
                                       voting instructions. Have this
                                       form in hand when you access the
                                       web site. You will be prompted to
                                       enter your 12-digit Control
                                       Number that is located below to
                                       create an electronic voting
                                       instruction form.


                                       TELEPHONE - 1-800-690-6903
                                       Toll-Free Use any touch-tone
                                       telephone to transmit your voting
                                       instructions. Have this form in
                                       hand when you call. You will be
                                       prompted to enter your 12-digit
                                       Control Number that is located
                                       below, then follow the simple
                                       instructions provided to record
                                       your vote.


                                       MAIL
                                       Mark, sign and date this form and
                                       return it in the postage-paid
                                       envelope we have provided or
                                       return it to Southern Company,
                                       C/O ADP, 51 Mercedes Way,
                                       Edgewood, NY 11717

                                       If you vote by Internet or phone,
                                       please do not mail this form.

                                                  THANK YOU

                                      VIEW ANNUAL REPORT AND PROXY STATEMENT
                                      ON THE INTERNET - www.southerncompany.com


NOTE: The last instruction received, either paper or electronic, will be the last tabulated.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                          STHCO1             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

THIS FORM OF PROXY/TRUSTEE VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.


THE SOUTHERN COMPANY
Vote on Items

1. ELECTION OF DIRECTORS:

                                                             For   Withhold   For All  To withhold authority to vote, mark "For All
01) D. P. Amos      02) D. J. Bern    03) T. F. Chapman      All   All        Except   Except" and write the nominee's number on
04) H. A. Franklin  05) B. S. Gordon  06) L. G. Hardman III  (  )  (  )       (   )    the line below.
07) D. M. James     08) Z. T. Pate    09) J. N. Purcell                                ___________________________
10) G. J. St. Pe'

                                                                                      For      Against    Abstain
2. RATIFICATION OF BY-LAWS AMENDMENTS PERMITTING BOOK-ENTRY SHARES                    ( )       ( )           (  )

3. STOCKHOLDER PROPOSAL ON ENVIRONMENTAL REPORT                                       ( )       ( )           (  )

UNLESS OTHERWISE SPECIFIED ABOVE, YOUR SHARES WILL BE VOTED "FOR" ITEMS 1 AND 2
AND "AGAINST" ITEM 3.

                                                                                     Yes
                          Mark here if you plan to attend the Annual Meeting.        (  )           (  )

                          I (we) consent to suspending future mailings of the Annual
                          Report and  Proxy Statement on this account. I (we) have access to copies of the documents or can access them electronically through the Internet.
                          I  (we) can revoke this consent at any time by notifying Stockholder Services.




Signature [PLEASE SIGN WITHIN BOX]          Date     Signature (Joint Owners)           Date
